UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-22426

Name of Fund:	BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2022
Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. The Trust will provide a Form
1099-DIV
each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2022

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBN	$1.109726	$—	$—	$0.222174	$1.331900	83%	—%	—%	17%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at
blackrock.com
.
Managed Distribution Plan
Effective October 2021, the Trust, with the approval of the Trust’s Board of Trustees (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes a fixed amount of $0.1029 per share on a monthly basis.
The fixed amount distributed per share is subject to change at the discretion of the Board. The Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Trust’s prospectus for a more complete description of the Trust’s risks.

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review
Dear Shareholder,
Significant economic headwinds emerged during the
12-month
reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a
40-year
high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.
The
10-year
U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.
The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six-
to twelve-month horizon.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500 ® Index)	2.31%	(18.11)%
U.S. small cap equities (Russell 2000 ® Index)	3.91	(20.44)
International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)
Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule
18f-4
under the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN)

Investment Objective
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”)
primary investment objective is to seek
high
current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.
The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any
24-month
period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental
investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.
Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.
The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt
securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in BlackRock Advisors, LLC’s (the “Manager”) view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals, or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.
As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
As of December 31, 2022, 53% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($16.84) (a)	7.33%
Current Monthly Distribution per Common Share (b)	$0.1029
Current Annualized Distribution per Common Share (b)	$1.2348
Leverage as of December 31, 2022 (c)	35%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Taxable Municipal Bond Overview
U.S. Treasury yields increased significantly (as prices fell) in 2022 in response to rising inflation and tighter Fed policy. Consistent with the challenging interest rate environment, the Bloomberg Taxable Municipal Bond Index returned
-18.11%
for the
12-month
period ended December 31, 2022.
Taxable municipal bonds typically trade at a spread (or additional yield) relative to U.S. Treasury issues with similar maturities. Yield spreads on taxable municipals bonds moved markedly wider at the broad index level, which exacerbated the impact of rising yields. Spreads of taxable municipal issues tend to follow those of investment-grade corporate bonds, although usually with more muted volatility. Spreads of corporate debt also widened during 2022, but to a slightly greater degree and with higher volatility. Taxable municipals ended the period at fair valuations relative to investment-grade corporates.
Fundamental credit trends in the municipal sector were solid, and several large issuers received ratings upgrades. Higher-quality municipals generally outpaced lower-quality debt.
New-issue
supply of taxable municipals declined markedly during the year. This can be attributed to the rise in interest rates, which negated any potential savings for issuers given that much of recent new issuance was done to advance-refund prior tax-exempt
debt. Lower supply reduced the upward pressure on yield spreads, but it also limited the opportunity set somewhat. While demand trends in the asset class largely remained intact, this was not sufficient to offset the combination of high inflation, rising interest rates and an uncertain economic outlook.
Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$16.84	$26.18	(35.68)%	$26.18	$15.91
Net Asset Value	17.30	25.27	(31.54)	25.27	16.22
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that is a flagship measure of the taxable municipal bond market over 1 year to maturity. To be included in the index, bonds must be rated investment-grade
(Baa3/BBB-
or higher) by at least two of the following ratings agencies if all three rate the bond: Moody’s, S&P, Fitch.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2022 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Performance
Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(26.55)%	(0.26)%	3.78%
Trust at Market Price (a)(b)	(30.99)	(0.22)	3.74
Bloomberg Taxable Municipal Bond Index	(18.11)	0.42	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the
“Closed-End
Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust’s use of U.S. Treasury futures to manage interest-rate risk was a strong contributor to performance given that Treasury yields rose significantly.
The Trust was hurt by negative price performance across the market, which far outweighed the contribution from yield. Additionally, the Trust’s positions on the longer end of the yield curve detracted. Although the yield curve flattened sharply, long-maturity bonds typically experience greater price changes than shorter-term issues. The Trust’s holdings in lower-quality bonds, which lagged relative to higher-rated issues, also detracted.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s duration positioning (interest-rate sensitivity) decreased markedly during the reporting period. Its allocation to AA rated bonds rose, while its weighting in BBB rated debt declined. At the sector level, the Trust increased its weightings in state and local tax-backed
issues and reduced its positions in tobacco, healthcare and transportation. The Trust increased its allocation to bonds with
15-
to
18-year
maturities, while reducing its holdings in those with maturities of 18 years and above. Overall, the investment adviser sought to upgrade credit quality while taking advantage of opportunities created by market volatility.
Describe portfolio positioning at period end.
At the end of the reporting period, the Trust’s duration was well below the benchmark and much lower than it was at the beginning. The Trust remained overweight in lower-quality securities (those rated A and below). It was overweight in bonds with maturities of 15 years and above and underweight in those with maturities of less than 15 years. The Trust was overweight in the tobacco and utilities sectors, and it was underweight in state-tax
backed and school district issues.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	12/31/22
County/City/Special District/School District	24.9%
Utilities	17.9
State	15.5
Education	14.1
Transportation	14.0
Tobacco	7.0
Health Care Providers & Services	2.0
Health	1.4
Corporate	1.3
Other*	1.9
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2023	0.8%
2024	0.6
2025	2.2
2026	—	(d)
2027	1.8
CREDIT QUALITY ALLOCATION

Credit Rating (a)(e)	12/31/22
AAA/Aaa	3.8%
AA/Aa	41.8
A	32.1
BBB/Baa	12.5
BB/Ba	3.2
B	1.7
CCC/Caa	—	(d)
N/R (f)	4.9

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)	Rounds to less than 0.1% of total investments.
(e)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	9

Schedule of Investments December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Diversified Financial Services — 0.2%
Western Group Housing LP, 6.75%, 03/15/57 (a)	$2,417	$2,471,898

Education — 3.6%
Grand Canyon University, 5.13%, 10/01/28	9,377	8,821,788
Massachusetts Higher Education Assistance Corp., Series 2021, 2.67%, 07/01/31	5,000	4,125,842
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	18,190	16,671,157
Wesleyan University, 4.78%, 07/01/2116 (b)	11,000	8,570,111

		38,188,898

Electric Utilities — 0.7%
Rayburn Country Securitization LLC, 3.35%, 12/01/51 (a)	10,000	7,207,407

Health Care Providers & Services — 3.0%
Baptist Health Obligated Group, Series 2019, 4.10%, 12/01/49	6,300	4,817,649
Ochsner Clinic Foundation, 5.90%, 05/15/45 (b)	5,000	5,050,145
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48 (b)	5,065	4,380,347
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	17,542,996

		31,791,137

Real Estate Management & Development — 0.7%
Bridge Housing Corp., 3.25%, 07/15/30	9,020	7,798,822

Total Corporate Bonds — 8.2% (Cost: $102,035,178)		87,458,162

Municipal Bonds

Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41 (b)	24,545	23,939,818

California — 28.6%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Series B, Senior Lien, 0.00%, 10/01/42 (c)	5,000	1,276,105
Alameda County Joint Powers Authority, RB, BAB, Series A, 7.05%, 12/01/44	11,000	13,081,288
Bay Area Toll Authority, RB, BAB (b)
Series S-1, 6.92%, 04/01/40	13,700	15,701,885
Series S-3, 6.91%, 10/01/50	14,000	17,142,272
California Infrastructure & Economic Development Bank, RB, 5.50%, 01/01/38 (a)	4,900	3,920,000
California State Public Works Board, RB, BAB, Series G-2, 8.36%, 10/01/34	18,145	22,390,295
California State University, Refunding RB, Series B, 2.80%, 11/01/41	5,000	3,505,905
City of Chula Vista California, RB
2.40%, 06/01/36	1,275	899,054
2.91%, 06/01/45	9,185	5,812,984
City of El Cajon California, RB, Series A, 3.28%, 04/01/43	2,605	1,862,849
City of Huntington Beach California, Refunding RB 2.91%, 06/15/35	2,000	1,549,718
3.28%, 06/15/40 (b)	6,000	4,493,802
3.38%, 06/15/44	5,000	3,570,870

Security	Par (000)	Value

California (continued)
City of Orange California, RB, (BAM), 3.12%, 06/01/44	$2,000	$1,241,558
City of Riverside California, RB, Series A, 3.86%, 06/01/45	8,265	6,603,198
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, Series DE, 6.00%, 11/01/40 (b)	21,255	22,708,714
County of Riverside California, RB, 3.82%, 02/15/38	6,450	5,609,629
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29 (b)	11,610	11,922,901
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 3.12%, 06/01/38	7,950	6,176,490
Class B, (SAP), 3.29%, 06/01/42	3,170	2,368,288
Series S-1, 4.21%, 06/01/50	25,775	19,217,608
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38 (b)	7,270	6,300,880
Los Angeles Community College District, GO, BAB, 6.60%, 08/01/42	10,000	11,664,820
Orange County Local Transportation Authority Sales Tax Revenue, Refunding RB, BAB, Series A, 6.91%, 02/15/41 (b)	5,000	5,672,755
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 07/01/43	3,900	3,765,770
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	7,200	5,029,783
State of California, GO, BAB 7.55%, 04/01/39 (b)	9,035	11,414,105
7.35%, 11/01/39 (b)	5,000	6,095,545
7.63%, 03/01/40	8,950	11,266,690
7.60%, 11/01/40 (b)	15,000	19,211,085
University of California, RB, BAB 5.95%, 05/15/45 (b)	24,000	25,683,384
6.30%, 05/15/50	27,010	28,202,708

		305,362,938

Colorado — 3.9%
Colorado Health Facilities Authority, Refunding RB, Series B, 4.48%, 12/01/40	9,485	7,685,145
Denver City & County School District No.1, Refunding COP, Series B, 7.02%, 12/15/37	6,000	6,873,852
Regional Transportation District, COP, BAB, Series B, 7.67%, 06/01/40 (b)	23,000	27,032,222

		41,591,219

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27 (a)	5,055	4,930,784

District of Columbia — 2.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, BAB, Series D, 8.00%, 10/01/47 (b)	10,750	13,740,682
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	9,235	11,349,012

		25,089,694

Florida — 3.9%
Capital Trust Agency, Inc., RB (a) 5.00%, 01/01/25	400	392,854
5.50%, 06/15/26	445	426,654

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Excelsior Academies, Inc., RB, Series C, 5.25%, 11/01/25	$350	$344,766
Florida Development Finance Corp., RB (a) 6.75%, 12/15/28	690	695,949
Class B, 5.00%, 06/15/25	285	277,027
Series B, 5.75%, 06/15/25	735	723,605
Series D, 5.75%, 12/15/26	650	622,273
Florida Development Finance Corp., Refunding RB, Series B, 4.11%, 04/01/50	15,000	11,343,330
Miami-Dade County Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	11,416,302
Miami-Dade County Industrial Development Authority, RB, 5.25%, 11/01/25	125	123,094
Sumter Landing Community Development District, RB, 4.17%, 10/01/47 (b)	2,575	2,134,873
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	12,730,541

		41,231,268

Georgia — 6.0%
East Point Business & Industrial Development Authority, RB, Series B, 5.25%, 06/15/31 (a)	860	843,672
Municipal Electric Authority of Georgia, Refunding RB, BAB 6.64%, 04/01/57	26,065	27,930,785
6.66%, 04/01/57	24,090	25,614,776
7.06%, 04/01/57	9,645	9,596,563

		63,985,796

Hawaii — 0.7%
State of Hawaii, GO, Series GK, 6.05%, 10/01/36	5,000	5,304,250
State of Hawaii, Refunding GO, Series GC, 2.37%, 10/01/35	2,500	1,848,663

		7,152,913

Idaho — 0.1%
Idaho Housing & Finance Association, RB 4.75%, 06/15/29 (a)	235	215,745
Series B, 7.15%, 06/15/31	625	564,252

		779,997

Illinois — 16.7%
Chicago Board of Education, GO, 6.32%, 11/01/29	9,465	9,085,719
Chicago Board of Education, GO, BAB 6.04%, 12/01/29	12,935	12,419,592
6.14%, 12/01/39	370	315,618
6.52%, 12/01/40	9,745	8,578,679
Chicago O’Hare International Airport, Refunding ARB, Series B, 6.40%, 01/01/40	1,500	1,671,276
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB (b)
Series A, 6.90%, 12/01/40	3,965	4,502,659
Series B, 6.90%, 12/01/40	4,765	5,270,371
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40 (b)	16,015	16,875,054
City of Chicago Illinois Wastewater Transmission Revenue, RB, BAB, Series B, 2nd Lien, 6.90%, 01/01/40	36,000	39,232,116
City of Chicago Illinois Waterworks Revenue, RB, BAB, Series B, 6.74%, 11/01/40 (b)	15,250	16,874,049
Illinois Municipal Electric Agency, RB, BAB, 7.29%, 02/01/35 (b)	15,000	16,785,630

Security	Par (000)	Value

Illinois (continued)
Northern Illinois Municipal Power Agency, RB, BAB, 7.82%, 01/01/40	$5,000	$5,819,365
State of Illinois, GO, BAB 6.73%, 04/01/35	6,320	6,479,725
7.35%, 07/01/35 (b)	33,294	34,821,288

		178,731,141

Indiana — 1.7%
Indiana Finance Authority, RB, BAB, Series B, 6.60%, 02/01/39 (b)	7,900	8,726,395
Indiana Municipal Power Agency, RB, BAB, Series A, 5.59%, 01/01/42	10,000	9,993,190

		18,719,585

Kentucky — 1.4%
Westvaco Corp., RB, 7.67%, 01/15/27 (a)	13,800	14,524,334

Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Series B, (AGM), 3.12%, 07/01/43	2,590	1,824,922

Maryland — 0.9%
Maryland Economic Development Corp., RB, 4.00%, 04/01/34	10,445	8,255,686
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 6.25%, 03/01/27 (a)	1,000	957,710

		9,213,396

Massachusetts — 3.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, 5.73%, 06/01/40 (b)	5,000	5,184,520
Commonwealth of Massachusetts, Refunding GO, Series C, 2.03%, 07/01/35	10,000	7,133,600
Massachusetts Educational Financing Authority, RB, Series A, 3.61%, 07/01/36	9,270	7,816,001
Massachusetts Educational Financing Authority, Refunding RB, Series A, 4.95%, 07/01/38	17,295	16,071,067

		36,205,188

Michigan — 4.9%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 2.37%, 07/01/32	6,600	5,161,754
Michigan Finance Authority, RB 6.38%, 06/01/33 (a)	1,000	964,862
Series D, 5.02%, 11/01/43	7,500	6,734,895
Michigan Finance Authority, Refunding RB, Series A, 3.27%, 06/01/39	10,000	8,080,190
Michigan Finance Authority, Refunding RB, CAB, Series B, 0.00%, 06/01/45 (c)	50,000	10,210,800
Michigan State University, RB, BAB, Series A, 6.17%, 02/15/50 (b)	5,500	5,753,577
Michigan State University, Refunding RB, Series A, 4.50%, 08/15/48	14,575	12,822,954
Michigan Strategic Fund, RB, 2.58%, 09/01/35	1,800	1,391,656
Western Michigan University, Refunding RB, Series B, (AGM), 2.88%, 11/15/43	1,500	983,165

		52,103,853

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.3%
Southern Michigannnesota Municipal Power Agency, Refunding RB, BAB, Series A, 5.93%, 01/01/43	$8,000	$8,304,856
Western Minnesota Municipal Power Agency, RB, BAB, 6.77%, 01/01/46	5,000	5,781,590

		14,086,446

Mississippi — 0.5%
Mississippi Development Bank, RB, BAB, 6.41%, 01/01/40	5,000	5,412,090

Missouri — 1.9%
Curators of the University of Missouri, RB, BAB, 5.79%, 11/01/41 (b)	7,000	7,488,572
Missouri Joint Municipal Electric Utility Commission, RB, BAB, 7.73%, 01/01/39	11,000	12,923,306

		20,411,878

Nevada — 0.3%
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	1,420	1,436,598
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	2,000	2,379,012

		3,815,610

New Hampshire — 2.3%
New Hampshire Business Finance Authority, Refunding RB 3.25%, 04/01/28	15,000	12,719,895
3.30%, 04/01/32	11,895	9,101,102
2.87%, 07/01/35	4,915	3,358,651

		25,179,648

New Jersey — 10.8%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29 (b)	20,974	22,565,969
New Jersey Educational Facilities Authority, Refunding RB, (AGM), 3.51%, 07/01/42 (b)	12,500	9,443,037
New Jersey Institute of Technology, Refunding RB, Series B, 3.42%, 07/01/42	7,500	5,620,132
New Jersey Transportation Trust Fund Authority, RB, BAB, Series C, 5.75%, 12/15/28	4,500	4,529,831
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.13%, 06/15/42	29,355	23,610,256
New Jersey Turnpike Authority, RB, BAB (b) Series A, 7.10%, 01/01/41	34,000	40,860,690
Series F, 7.41%, 01/01/40	6,790	8,397,342

		115,027,257

New York — 8.7%
City of New York, Refunding GO, Series D, 2.17%, 08/01/34	7,285	5,369,671
Metropolitan Transportation Authority, RB, BAB 6.67%, 11/15/39	2,220	2,342,109
7.34%, 11/15/39 (b)	13,245	16,219,165
Series TR, 6.69%, 11/15/40 (b)	13,000	13,568,282
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49	4,370	3,895,431
New York City Housing Development Corp., RB, M/F Housing, Series B, 3.10%, 11/01/45	1,310	898,809
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.57%, 11/01/38 (b)	19,000	19,314,127

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, RB, BAB, Series H, 5.39%, 03/15/40 (b)	$15,000	$15,145,755
New York State Dormitory Authority, Refunding RB, Series B, 5.75%, 07/01/24 (d)	6,010	6,089,831
Port Authority of New York & New Jersey, RB, Consolidated, 165th Series, 5.65%, 11/01/40	2,750	2,891,347
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-3, 2.51%, 05/15/35	10,390	7,626,302

		93,360,829

Ohio — 5.9%
American Municipal Power, Inc., RB, Series B, 7.83%, 02/15/41	10,000	12,046,490
American Municipal Power, Inc., Refunding RB, BAB, Series B, 6.45%, 02/15/44	10,000	10,767,730
Franklin County Convention Facilities Authority, RB, BAB, 6.64%, 12/01/42 (b)	30,575	31,371,784
Ohio University, RB, 5.59%, 12/01/2114	10,100	9,186,526

		63,372,530

Oklahoma — 1.6%
Oklahoma Development Finance Authority, RB 4.71%, 05/01/52	3,695	3,380,778
Series A-3, 5.09%, 02/01/52 (b)	6,750	6,348,785
Series B, 11.00%, 09/01/41 (a)	3,000	3,226,527
Oklahoma Municipal Power Authority, RB, BAB, 6.44%, 01/01/45 (b)	3,500	3,866,356

		16,822,446

Pennsylvania — 4.0%
Commonwealth Financing Authority, RB
Series A, 4.14%, 06/01/38	10,635	9,323,088
Series A, 3.81%, 06/01/41	11,030	9,012,514
Pennsylvania Economic Development Financing Authority, RB, BAB, Series B, 6.53%, 06/15/39	23,050	24,269,414

		42,605,016

Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,465	3,069,363
Series A-2, Restructured, 4.55%, 07/01/40	14,899	12,147,095
Series A-2, Restructured, 4.78%, 07/01/58	12,447	10,848,668
Series A-2, Restructured, 4.33%, 07/01/40	5,000	4,439,305

		30,504,431

South Carolina — 3.6%
Charleston Educational Excellence Finance Corp., Refunding RB, 1.87%, 12/01/29	10,000	8,065,740
South Carolina Jobs-Economic Development Authority, RB, 7.35%, 08/15/30 (a)	710	695,767
South Carolina Public Service Authority, RB, Series F, (AGM-CR), 5.74%, 01/01/30 (b)	5,000	5,058,255
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50 (b)	11,290	12,369,290
South Carolina Public Service Authority, Refunding RB Series C, 5.78%, 12/01/41	4,595	4,570,412

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued)
Series D, 4.77%, 12/01/45	$5,585	$4,769,037
South Carolina Student Loan Corp., RB, Series A, 3.59%, 12/01/39	3,710	3,129,893

		38,658,394

Tennessee — 4.2%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series B, 5.45%, 07/01/45	5,875	4,577,724
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, BAB,
Series A2, 7.43%, 07/01/43 (b)	35,105	40,482,173

		45,059,897

Texas — 3.9%
Arlington Higher Education Finance Corp., RB 5.50%, 04/01/30 (a)	500	489,362
6.50%, 11/01/32	1,280	1,314,694
Arlington Higher Education Finance Corp., Refunding RB, Series B, 4.00%, 08/15/28	1,355	1,300,151
City of San Antonio Texas Customer Facility Charge Revenue, ARB, 5.87%, 07/01/45	7,500	7,445,137
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48 (b)	2,500	2,426,013
New Hope Higher Education Finance Corp., RB, Class S, 5.00%, 06/15/27 (a)	390	368,133
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25 (a)	1,085	1,022,141
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28 (a)	10,500	8,553,174
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	25,000	18,672,825

		41,591,630

Utah — 2.5%
Utah Transit Authority, RB, BAB, 5.71%, 06/15/40 (b)	26,405	27,311,246

Virginia — 3.2%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	30,285	27,532,638
Virginia Housing Development Authority, RB, Series F, (HUD SECT 8), 3.13%, 07/01/45	3,425	2,422,167
Virginia Housing Development Authority, RB, M/F Housing 3.52%, 06/01/40	4,000	3,194,464
Series D, 3.64%, 06/01/45 (b)	1,010	776,353

		33,925,622

Washington — 2.0%
Washington State Convention Center Public Facilities District, RB, BAB, 6.79%, 07/01/40	20,170	21,159,137

Security	Par (000)	Value

West Virginia — 2.9%
Tobacco Settlement Finance Authority, RB, Series B, 0.00%, 06/01/47 (c)	$1,600	$115,512
Tobacco Settlement Finance Authority, Refunding RB Series A, Class 1, 4.31%, 06/01/49	30,000	20,548,770
Series B, Class 2, 4.88%, 06/01/49	12,175	10,210,138

		30,874,420

Wisconsin — 0.7%
Public Finance Authority, RB 6.75%, 11/01/24 (a)	3,580	3,266,700
4.75%, 06/15/25 (a)	735	719,588
5.38%, 06/15/28 (a)	400	382,068
5.25%, 01/01/31 (a)	1,265	1,199,285
Class S, 5.25%, 06/15/26 (a)	180	174,826
Series B, 6.00%, 06/15/24	300	296,201
Public Finance Authority, Refunding RB, Series B, 6.13%, 10/01/49 (a)	1,470	1,302,927

		7,341,595

Total Municipal Bonds — 140.5% (Cost: $1,520,319,781)		1,501,906,968

Total Long-Term Investments — 148.7% (Cost: $1,622,354,959)		1,589,365,130

	Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03% (e)(f)	11,702,583	11,702,583

Total Short-Term Securities — 1.1% (Cost: $11,702,583)		11,702,583

Total Investments — 149.8% (Cost: $1,634,057,542)		1,601,067,713

Liabilities in Excess of Other Assets — (49.8)%		(532,237,381)

Net Assets — 100.0%		$1,068,830,332

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications
for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,612,214	$3,090,369	(a)	$—	$—	$—	$11,702,583	11,702,583	$316,011	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	4.70	% (b)	11/04/22	Open	$8,656,250	$8,715,064	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	13,015,000	13,095,404	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	18,850,382	18,966,836	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	7,248,325	7,293,104	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	5,518,125	5,552,215	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	1,841,125	1,852,499	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	11,277,500	11,347,170	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/07/22	Open	12,992,169	13,072,432	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/07/22	Open	13,509,900	13,594,374	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/07/22	Open	33,614,062	33,824,244	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	12,483,438	12,562,430	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	11,064,200	11,134,212	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	21,906,412	22,045,031	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	23,880,000	24,031,107	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	5,306,250	5,339,827	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	5,400,000	5,434,170	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	20,617,350	20,747,812	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	25,920,000	26,084,016	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	6,480,000	6,521,004	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	35,275,000	35,498,212	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/07/22	Open	27,755,000	27,930,628	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/08/22	Open	4,537,500	4,565,872	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/08/22	Open	10,869,863	10,937,829	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/08/22	Open	14,849,687	14,943,653	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/08/22	Open	3,877,500	3,902,036	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/15/22	Open	5,391,250	5,420,991	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/15/22	Open	4,931,250	4,957,851	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.55	(b)	11/22/22	Open	5,860,575	5,886,451	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/22/22	Open	3,403,750	3,418,963	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/22/22	Open	10,487,500	10,534,373	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/22/22	Open	13,633,750	13,694,685	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	11/22/22	Open	20,475,000	20,568,730	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	17,408,750	17,474,661	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	4,775,000	4,793,079	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	13,725,000	13,776,964	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	6,790,000	6,815,708	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	8,117,250	8,147,983	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	15,575,000	15,633,969	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	11/28/22	Open	2,178,125	2,186,372	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/28/22	Open	13,068,750	13,118,829	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.70	(b)	11/29/22	Open	4,925,819	4,944,345	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	11/30/22	Open	13,145,000	13,192,340	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60	(b)	12/01/22	Open	3,737,013	3,750,310	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	12/01/22	Open	6,448,050	6,471,550	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.53	(b)	12/01/22	Open	11,203,400	11,242,590	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.05	(b)	12/13/22	Open	8,621,250	8,638,708	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/13/22	Open	4,254,600	4,263,227	Corporate Bonds	Open/Demand

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	4.50	% (b)	12/13/22	Open	$5,075,000	$5,085,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.70	(b)	12/29/22	Open	743,613	743,613	Municipal Bonds	Open/Demand

					$560,719,733	$563,752,764

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	897	03/22/23	$100,590	$683,661
U.S. Long Bond	1,431	03/22/23	178,428	2,843,034

				$3,526,695

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$3,526,695	$—	$3,526,695

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$63,465,304	$—	$63,465,304

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,851,012	$—	$7,851,012

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$329,449,592
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2022	BlackRock Taxable Municipal Bond Trust (BBN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$87,458,162	$—	$87,458,162
Municipal Bonds	—	1,501,906,968	—	1,501,906,968
Short-Term Securities
Money Market Funds	11,702,583	—	—	11,702,583

	$11,702,583	$1,589,365,130	$—	$1,601,067,713

Derivative Financial Instruments (a)
Assets
Interest Rate Contracts	$3,526,695	$—	$—	$3,526,695

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $563,752,764 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities
December 31, 2022

BBN

ASSETS
Investments, at value — unaffiliated (a)	$1,589,365,130
Investments, at value — affiliated (b)	11,702,583
Cash pledged for futures contracts	8,064,000
Receivables:
Investments sold	1,655,000
Dividends — affiliated	38,853
Interest — unaffiliated	24,964,942
Variation margin on futures contracts	1,428,970
Deferred offering costs	188,761
Prepaid expenses	8,199

Total assets	1,637,416,438

LIABILITIES
Bank overdraft	419,487
Cash received as collateral for reverse repurchase agreements	2,865,304
Reverse repurchase agreements, at value	563,752,764
Payables:
Accounting services fees	64,994
Custodian fees	6,732
Investment advisory fees	777,984
Trustees’ and Officer’s fees	477,341
Other accrued expenses	17,291
Professional fees	159,379
Transfer agent fees	44,830

Total liabilities	568,586,106

NET ASSETS	$1,068,830,332

NET ASSETS CONSIST OF

Paid-in capital (c)(d)(e)	$1,172,781,341
Accumulated loss	(103,951,009)

NET ASSETS	$1,068,830,332

Net asset value	$17.30

(a) Investments, at cost — unaffiliated	$1,622,354,959
(b) Investments, at cost — affiliated	$11,702,583
(c) Shares outstanding	61,786,582
(d) Shares authorized	Unlimited
(e) Par value	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Operations
Year Ended December 31, 2022

BBN

INVESTMENT INCOME
Dividends — affiliated	$316,011
Interest — unaffiliated	92,259,291

Total investment income	92,575,302

EXPENSES
Investment advisory	10,133,625
Accounting services	127,533
Professional	82,869
Transfer agent	63,049
Custodian	31,534
Registration	28,520
Printing and postage	24,217
Trustees and Officer	9,751
Miscellaneous	30,540

Total expenses excluding interest expense	10,531,638
Interest expense	11,733,041

Total expenses	22,264,679
Less:
Fees waived and/or reimbursed by the Manager	(14,339)

Total expenses after fees waived and/or reimbursed	22,250,340

Net investment income	70,324,962

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(61,368,205)
Futures contracts	63,465,304

2,097,099

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(480,456,416)
Futures contracts	7,851,012

(472,605,404)

Net realized and unrealized loss	(470,508,305)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(400,183,343)

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BBN
	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$70,324,962	$31,937,570	$76,287,848

Net realized gain (loss)	2,097,099	(959,168)	30,628,843

Net change in unrealized appreciation (depreciation)	(472,605,404)	(32,525,982)	5,934,062

Net increase (decrease) in net assets resulting from operations	(400,183,343)	(1,547,580)	112,850,753

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(63,103,761)	(39,353,609)	(79,862,619)
Return of capital	(17,944,830)	(3,701,878)	(393,632)

Decrease in net assets resulting from distributions to shareholders	(81,048,591)	(43,055,487)	(80,256,251)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	40,961,004	17,881,084	41,762,503
Reinvestment of distributions	963,489	1,041,469	2,657,099

Net increase in net assets derived from capital share transactions	41,924,493	18,922,553	44,419,602

NET ASSETS

Total increase (decrease) in net assets	(439,307,441)	(25,680,514)	77,014,104

Beginning of period	1,508,137,773	1,533,818,287	1,456,804,183

End of period	$1,068,830,332	$1,508,137,773	$1,533,818,287

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statement of Cash Flows
Year Ended December 31, 2022

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(400,183,343)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	297,680,772
Purchases of long-term investments	(190,346,774)
Net purchases of short-term securities	(3,090,369)
Amortization of premium and accretion of discount on investments and other fees	535,783
Net realized loss on investments	61,368,205
Net unrealized depreciation on investments	480,456,416
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(38,808)
Interest — unaffiliated	594,078
Variation margin on futures contracts	(443,329)
Prepaid expenses	3,502
Deferred offering costs	12,589
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	1,624,304
Payables
Accounting services fees	(10,588)
Custodian fees	(3,763)
Interest expense	1,525,051
Investment advisory fees	(282,643)
Trustees’ and Officer’s fees	(187,835)
Other accrued expenses	8,397
Professional fees	(99,813)
Transfer agent fees	(48,734)
Variation margin on futures contracts	(957,595)

Net cash provided by operating activities	248,115,503

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(87,419,919)
Increase in bank overdraft	419,487
Proceeds from issuance of capital shares	40,961,004
Net borrowing of reverse repurchase agreements	(207,380,941)

Net cash used for financing activities	(253,420,369)

CASH
Net decrease in restricted and unrestricted cash	(5,304,866)
Restricted and unrestricted cash at beginning of year	13,368,866

Restricted and unrestricted cash at end of year	$8,064,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$10,207,990

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$963,489

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	8,064,000

$8,064,000

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BBN
	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$25.27	$26.02		$25.48	$24.32	$23.03	$23.45

Net investment income (a)	1.16	0.55		1.32	1.44	1.38	1.47
Net realized and unrealized gain (loss)	(7.80)	(0.57)		0.61	1.06	1.33	(0.32)

Net increase (decrease) from investment operations	(6.64)	(0.02)		1.93	2.50	2.71	1.15

Distributions (b)
From net investment income	(1.03)	(0.67)		(1.38)	(1.34)	(1.41)	(1.57)
Return of capital	(0.30)	(0.06)		(0.01)	—	(0.01)	—

Total distributions	(1.33)	(0.73)		(1.39)	(1.34)	(1.42)	(1.57)

Net asset value, end of period	$17.30	$25.27		$26.02	$25.48	$24.32	$23.03

Market price, end of period	$16.84	$26.18		$26.31	$26.60	$23.89	$21.99

Total Return (c)
Based on net asset value	(26.55)%	(0.08	)% (d)	7.96%	10.73%	12.60%	5.23%

Based on market price	(30.99)%	2.37	% (d)	4.56%	17.68%	15.84%	1.17%

Ratios to Average Net Assets (e)
Total expenses	1.84%	1.07	% (f)	1.20%	1.97%	2.53%	2.03%

Total expenses after fees waived and/or reimbursed	1.84%	1.07	% (f)	1.20%	1.97%	2.53%	2.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.87%	0.87	% (f)	0.86%	0.91%	0.93%	0.91%

Net investment income	5.82%	5.01	% (f)	5.31%	5.88%	6.02%	6.27%

Supplemental Data
Net assets, end of period (000)	$1,068,830	$1,508,138		$1,533,818	$1,456,804	$1,389,003	$1,315,521

Borrowings outstanding, end of period (000)	$563,753	$769,609		$706,800	$712,054	$799,955	$742,657

Portfolio turnover rate	11%	3%		16%	15%	7%	8%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION
BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end
management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization:
If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend
dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable
return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $630,301,927 and 1.86%, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements
(continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge,
or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received (a)	Net Amount
Barclays Bank PLC	$(280,109,719)	$280,109,719	$—	$—
RBC Capital Markets LLC	(272,400,455)	272,400,455	—	—
TD Securities (USA) LLC	(11,242,590)	11,242,590	—	—

	$(563,752,764)	$563,752,764	$—	$—

(a)
Net collateral, including accrued interest, if any, with a value of $608,178,470 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter
(“OTC”).
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Distribution Fees:
BBN has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BBN common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BBN’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2022 amounted to $82,788.
Expense Waivers:
The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $14,339.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:
Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES
For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $190,346,774 and $293,385,772, respectively.

8.	INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.
The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21	Year Ended 07/31/21
BBN
Ordinary income	$63,103,761	$39,353,609	$79,862,619
Return of capital	17,944,830	3,701,878	393,632

	$81,048,591	$43,055,487	$80,256,251

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
BBN	$(70,279,306)	$(33,671,703)	$(103,951,009)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and
tax-basis
net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, amortization methods for premiums on fixed income securities and the deferral of compensation to trustees.

During the year ended December 31, 2022, the Trust utilized $9,543,580 of its capital loss carryforward.
As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BBN	$1,634,264,327	$67,804,451	$(101,001,065)	$(33,196,614)

9.	PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements
(continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Build America Bonds (“BABs”) market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.
The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
The
Trust
may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk:
An outbreak of an infectious illness, such as the
COVID-19
pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Counterparty Credit Risk:
The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trust’s performance.
LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21	Year Ended 07/31/21
BBN	50,021	40,624	105,984
The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trust will purchase shares in any particular amounts. For the year ended December 31, 2022, the Trust did not repurchase any shares.
BBN has filed a prospectus with the SEC allowing it to issue an additional 20,000,000 Common Shares through an equity Shelf Offering. Under the Shelf Offering, BBN, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 15,575,291 Common Shares remain available for issuance under the Shelf Offering. During the year ended December 31, 2022, BBN issued 2,055,384 shares under the Shelf Offering. See Additional Information—Shelf Offering Program for additional information.
Initial costs incurred by BBN in connection with its shelf offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BBN	01/03/23	01/13/23	01/31/23	$0.102900
	02/01/23	02/15/23	02/28/23	0.102900

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Taxable Municipal Bond Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Taxable Municipal Bond Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period from August 1, 2021 through December 31, 2021 and for the year ended July 31, 2021, the financial highlights for the year then ended, for the period from August 1, 2021 through December 31, 2021 and for each of the four years in the period ended July 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period from August 1, 2021 through December 31, 2021 and for the year ended July 31, 2021, the financial highlights for the year then ended, for the period from August 1, 2021 through December 31, 2021 and for each of the four years in the period ended July 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 23, 2023
We have served as the auditor of one or more BlackRock investment companies since 1992.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Trust Name	Interest Dividends
BBN	$70,438,577
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Trust Name	Interest Related Dividends
BBN	$70,438,577

I M P O R T A N T T A X I N F O R M A T I O N	29

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the Trust.
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are not fundamental and may be changed by its Board of Trustees (the “Board”).
The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings. The Trust believes there could be an opportunity to capitalize on the market for BABs by investing in taxable municipal issues at attractive market yields relative to the yields on equivalently rated corporate bonds. BlackRock Advisors, LLC (the “Manager”) will use its in-depth
expertise in the municipal securities market to assemble the Trust’s portfolio. As market conditions permit and based upon the Manager’s assessment of the interest rate environment, the Trust may opportunistically hedge its duration in an attempt to protect against the risk of rising interest rates, although no assurance can be given that this strategy will be successful. The Manager will not manage duration to a benchmark. Duration, in comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.
The Trust may invest in taxable municipal securities and
tax-exempt
municipal securities, including municipal bonds and notes, certificates of participation, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, which include BABs. This investment policy may be changed by the Board upon 60 days’ prior notice to shareholders. The Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities. Such other securities include tax-exempt
securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Trust’s assets in an issuer of tender option bonds of which the Trust owns the TOB Residual (as defined below).
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (“Baa” or “BBB” or better) by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or securities that are unrated but judged to be of comparable quality by the Manager. The Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade quality by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Certain of the Trust’s investments may be illiquid.
BABs are taxable municipal securities issued by state and local governments. Municipal securities include, among other things, bonds, notes, leases and certificates of participation. Municipal securities may be structured as callable or non-callable,
may have payment forms that include fixed-coupon, variable rate and zero coupon, and may include capital appreciation bonds, floating rate securities, inverse floating rate securities (including TOB Residuals), inflation-linked securities and other derivative instruments that replicate investment exposure to such securities. BABs, as municipal securities, may be structured in any of the foregoing ways and new versions of BABs may be offered in the future. The Trust may invest in any of these BABs or municipal securities, and may acquire them through investments in pooled vehicles, partnerships or other investment companies. The Trust may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.
The Trust may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated Baa or BBB or better by Moody’s, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured securities and may purchase insurance for bonds in its portfolio.
The credit quality policies noted above apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.
The Trust may implement various temporary “defensive” strategies at times when the Manager determines that conditions in the markets or the termination of the Trust makes pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities that may be either tax-exempt
or taxable.
The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

prospectus included a Contingent Review Provision. For any
24-month
period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board would undertake an evaluation of potential actions with respect to the Trust (the “Contingent Review Provision”). Under the Contingent Review Provision, such potential action included changes to the Trust’s non-fundamental
investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date. Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s 80% investment policy to include all taxable municipal securities, including BABs, and to change the name of the Trust, which changes became effective on August 25, 2015.
Leverage:
The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust may leverage its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Trust may use combined leverage of up to 100% of its net assets (50% of its Managed Assets), all or a portion of which may be effected through the use of TOB Residuals.
The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The Trust may borrow through a credit facility.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate significance of any particular risk factor.
Investment and Market Discount Risk:
An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price
of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk
— The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•
Credit Risk
— Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

I N V E S T M E N T O B J E CT I V E S , P O L I C I E S A N D R I S K S	31

Investment Objectives, Policies and Risks
(continued)

•
Prepayment Risk
— W
he
n interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Build America Bonds Risk:
Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the ARRA , it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.
Municipal Securities Risks:
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•
Private Activity Bonds Risks
— Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•
Moral Obligation Bonds Risks
— Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•
Municipal Notes Risks
— Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•
Municipal Lease Obligations Risks
— In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•
Tax-Exempt
Status Risk
— The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt
status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Reinvestment Risk:
Proceeds from a current investment of the Trust, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.
Insurance Risk:
Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk:
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Zero Coupon Securities Risk:
While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Variable and Floating Rate Instrument Risk:
Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.
Indexed and Inverse Securities Risk:
Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Trust’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Trust’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Trust management does not anticipate.
U.S. Government Obligations Risk:
Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Economic Sector and Geographic Risk:
The Trust, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Trust may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. If the Trust does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.
Leverage Risk:
The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk:
The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse
or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk:
Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Illiquid Investments Risk:
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk:
Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded Trusts (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

I N V E S T M E N T O B J E CT I V E S , P O L I C I E S A N D R I S K S	33

Investment Objectives, Policies and Risks
(continued)

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated Trust, the ability of the Trust itself to hold other investment companies may be limited.
Derivatives Risk:
The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk
— The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk
— Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•
Counterparty Risk
— Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk
— The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk
— Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk
— Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk
— Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk
— Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•
Regulatory Risk
— Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other
non-U.S.
jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus
(COVID-19)
that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

The following includes additional required disclosures for the Trust, which has filed a shelf offering registration statement.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BBN’s common shares.

BBN
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee (b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)	0.84%
Other expenses	1.00
Miscellaneous	0.03
Interest expense (d)	0.97
Total annual expenses	1.84
Fee waiver (e)	—
Total annual Trust operating expenses after fee waiver (e)	1.84

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
The Trust currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.55% of its average daily managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)
The Trust uses leverage in the form of reverse repurchase agreements representing 34.5% of Managed Assets at an annual interest expense to the Trust of 1.86%, which is based on current market conditions. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes.

(e)
The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”)) or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.20) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.84% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$29	$67	$109	$224
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	35

Shareholder Update
(continued)

Share Price Data
The following table summarizes BBN’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective December 31, 2021, the Trust changed its fiscal year end from July 31 to December 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2022	$18.76	$15.91	$17.53	$16.47	7.02%	(3.40)%	16,302,037
September 30, 2022	20.10	16.35	19.12	17.05	5.13	(4.11)	16,423,597
June 30, 2022	21.91	17.59	21.84	18.79	0.32	(6.39)	16,962,381
March 31, 2022	25.93	20.63	24.92	21.74	4.05	(5.11)	16,467,240
December 31, 2021	26.30	25.31	26.00	25.92	1.15	(2.35)	4,885,288
October 31, 2021	27.12	25.24	25.98	25.43	4.39	(0.75)	6,940,805
July 31, 2021	26.46	24.39	25.98	24.30	1.85	0.37	8,366,213
April 30, 2021	26.95	23.86	25.48	23.75	5.77	0.46	11,948,443
January 31, 2021	27.41	25.04	25.33	24.26	8.21	3.22	9,986,734
October 31, 2020	26.69	25.15	25.60	24.59	4.26	2.28	9,847,155
As of December 31, 2022, BBN’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $16.84, $17.30, and (2.66)%, respectively.
Common shares of BBN have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to BBN’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BBN declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested
portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBN that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800)
699-1236.
Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	37

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
(continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees;
Co-Chair
		of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws
or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws
or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case
basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

Trustee and Officer Information
(continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end
funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the
BFA-advised
iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800)
882-0052.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trust.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for the Trust. There were no broker non-votes
with regard to the Trust.
Shareholders elected the Class III Trustees as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BBN	43,958,190	1,099,004	43,961,774	1,095,420	43,909,064	1,148,130
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end
of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable
return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BBN’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws
that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Trust’s portfolios.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information
(continued)

General Information (continued)
Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end
management investment companies under the Investment Company Act of 1940, such as the Trust. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of the Trust unless approved by disinterested shareholders holding two-thirds
of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of the Trust and any subsequent acquisitions of beneficial interests.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form
N-PORT.
The Trust’s Form
N-PORT
is available on the SEC’s website at
sec.gov
. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

Shelf Offering Program
From time to time, BBN may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BBN may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BBN’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BBN to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On February 17, 2021, BBN filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BBN are not offers to sell BBN Common Shares or solicitations of an offer to buy BBN Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BBN contains important information about BBN, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BBN carefully and in its entirety before investing. Copies of the final prospectus for BBN can be obtained from BlackRock at
blackrock.com
.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

GO	General Obligation Bonds

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

SAP	Subject to Appropriations

TA	Tax Allocation

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?
blackrock.com    |
800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXMB-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Taxable Municipal Bond Trust	$34,986	$30,870	$2,000	$4,000	$16,900	$7,450	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from July 31 to December 31 effective December 31, 2021 whereby this fiscal year consists of the five months ended December 31, 2021.

4Non-audit fees of $2,098,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Taxable Municipal Bond Trust	$19,331	$11,450

1The registrant changed its fiscal year end from July 31 to December 31 effective December 31, 2021 whereby this fiscal year consists of the five months ended December 31, 2021

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,098,000	$1,984,000

1The registrant changed its fiscal year end from July 31 to December 31 effective December 31, 2021 whereby this fiscal year consists of the five months ended December 31, 2021

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Michael A. Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs.

Hayes and Kalinoski have been members of the registrant’s portfolio management team since 2010, and Mr. Romaglino has been a member of the registrant’s portfolio management team since 2017. Messrs. O’Connor, Maloney and Soccio and Ms. Manidis became portfolio managers of the Fund effective March 1, 2023.

Portfolio Manager	Biography
Peter J. Hayes	Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

(a)(2) As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter J. Hayes	5	0	0	0	0	0
	$8.10 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski, CFA	19	0	0	0	0	0
	$28.13 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	24	0	0	0	0	0
	$11.02 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	21	0	0	0	0	0
	$26.50 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	18	0	0	0	0	0
	$27.17 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	21	0	0	0	0	0
	$18.85 Billion	$0	$0	$0	$0	$0
Kristi Manidis	12	0	3	0	0	0
	$9.00 Billion	$0	$1.06 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

          BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

          Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

          Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
Peter Hayes	A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups. Due to Portfolio Manager Peter Hayes’ unique position (Portfolio Manager and Chief Investment Officer of Tax Exempt Fixed Income) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) is (are) included in consideration of his incentive compensation but given his unique role it is not the sole driver of compensation.
Michael Kalinoski, CFA Christian Romaglino, CFA Walter O’Connor, CFA Kevin Maloney, CFA Phillip Soccio, CFA Kristi Manidis	A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

          Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

          Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

          For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

          Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	$100,001 - $500,000
Michael A. Kalinoski, CFA	$10,001 - $50,000
Christian Romaglino, CFA	$1 - $10,000
Walter O’Connor, CFA	None
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 23, 2023